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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 24, 2002
                                                        (October 24, 2002)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



  .... DELAWARE....................1-9318........................13-2670991...
 (State or other jurisdiction     (Commission                   (IRS Employer
             of incorporation)    File Number)               Identification No.)



          ONE FRANKLIN PARKWAY, SAN MATEO, CALIFORNIA........ 94403...
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 - Press  Release  issued on October 24,  2002 by Franklin  Resources,
Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRANKLIN RESOURCES, INC.
                                  (Registrant)


Date: October 24, 2002            /s/ Leslie M. Kratter
                                  --------------------------
                                  LESLIE M. KRATTER
                                  Senior Vice President

                                    Exhibits

Exhibit 99   Press Release issued on October 24, 2002 by Franklin Resources,
             Inc.